SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       Date of report: March 26, 1997


                              NTL Incorporated
                     (Commission file number: 0-22616)


             Delaware                             52-1822078
     (State of Incorporation)       (I.R.S. Employer Identification No.)
          of registrant)

                               --------------

                              NTL Incorporated
                            110 East 59th Street
                          New York, New York 10022
                 (Address of principal, executive offices)


                               (212) 906-8440
                      (Registrant's telephone number)


                    International CableTel Incorporated
                  (Former Name, Changed Since Last Report)



Item 5.  Other Events

      Effective on March 26, 1997, International CableTel Incorporated (the "Company") changed its corporate name to "NTL Incorporated." The name change was effected by the merger of a newly formed, wholly owned subsidiary of the Company with and into the Company, pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "Merger"). The Company was the surviving corporation of the Merger. The only effect of the Merger was to change the corporate name of the Company from "International CableTel Incorporated" to "NTL Incorporated." A copy of the Certificate of Ownership and Merger effecting the Merger is attached hereto as Exhibit 99.1.

      On March 24, 1997, the Company issued a news release announcing the corporate name change of the Company. A copy of such news release is attached hereto as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

    Designation                          Description
    -----------                          -----------
       99.1             Certificate of Ownership and Merger, dated
                        March 26, 1997.

       99.2 News Release, dated March 24, 1997, of NTL Incorporated announcing its corporate name change.



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                          NTL INCORPORATED

Date:  March 26, 1997                By: /s/ Richard J. Lubasch
                                         --------------------------
                                     Name:   Richard J. Lubasch
                                     Title:  Secretary



                               EXHIBIT INDEX

Designation                Description                           Page
-----------                -----------                           ----
     99.1         Certificate of Ownership and
                  Merger, dated March 26, 1997.

     99.2         News Release, dated March 24, 1997,
                  of NTL Incorporated announcing its
                  corporate name change.